UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                                      September 7, 2005

Digital Angel Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-15177	52-1233960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Villaume Avenue, South St. Paul, Minnesota		55075
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code)                                      (651) 455-1621

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD.

Item 7.01 Regulation FD Disclosure.

As previously announced, Digital Angel Corporation President and CEO Kevin McGrath will deliver an investor presentation at the Kaufman Bros., L.P. Eighth Annual Investment Conference on September 8, 2005 and at the Tejas Securities Investment Conference on September 13, 2005.  The presentation to be delivered will include written communications comprised of slides, which are filed as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.  The press releases for the conferences are filed as Exhibits 99.2 and 99.3, respectively to this Report on Form 8-K and incorporated by reference.

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K and are hereby incorporated herein by reference:

99.1	Digital Angel Corporation Presentation

99.2	Press release dated September 1, 2005 announcing Digital Angel Corporation’s presentation at the Kaufman Bros., L.P. Eighth Annual Investor Conference

99.3	Press release dated September 6, 2005 announcing Digital Angel Corporation’s presentation at the Tejas Securities Investment Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Angel Corporation

Date: September 7, 2005
	By	/s/ James P. Santelli
James P. Santelli
Vice President of Finance and Chief Financial Officer